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                                                                  Exhibit 23.01

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-51322, 33-53258, 33-59404 and 33-52663 of Southern California Gas
Company on Forms S-3 of our report dated January 31, 1995, appearing in this Annual Report on Form 10-K of Southern California Gas Company for the year ended December 31, 1994.

DELOITTE & TOUCHE LLP
Los Angeles, California
March 17, 1995